A copy of the investment advisory agreement between Registrant and Lisanti Capital Growth, LLC regarding Dinosaur Lisanti Small Cap Growth Fund, Exhibit (d)(5) to the Registrant's Registration Statement on Form N-1A, is incorporated by reference as filed via EDGAR in Post-Effective Amendment No. 604 on January 25, 2018, accession number 0001398344-18-000916.